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                                                                Exhibit 99(j)(4)



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" for: Institutional S&P 500 Index Equity Fund, Institutional S&P MidCap Index Equity Fund, Institutional SmallCap Index Equity Fund, Institutional Government Money Market Fund, and Institutional Money Market Fund, (five of the six funds comprising Munder Institutional Funds), as applicable, in The Munder Institutional Funds Class K Shares and Class Y Shares Prospectuses; and in The Munder Institutional Government Money Market Fund and The Munder Institutional Money Market Fund Class Y-2 and Class Y-3 Shares Prospectus and "Independent Auditors" and "Financial Statements" in the St. Clair Funds, Inc. Institutional S&P 500 Index Equity Fund, Institutional S&P MidCap Index Equity Fund, Institutional SmallCap Index Equity Fund, Institutional Government Money Market Fund, and Institutional Money Market Fund Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 36 to the Registration Statement (Form N-1A, No. 002-91373) of our report dated February 13, 2002 on the financial statements and financial highlights for the Institutional S&P 500 Index Equity Fund, Institutional S&P MidCap Index Equity Fund, Institutional SmallCap Index Equity Fund, Institutional Government Money Market Fund, and Institutional Money Market Fund, respectively, included in the Annual Report, dated December 31, 2001.

                                                               /s/ Ernst & Young

Boston, Massachusetts
April 25, 2002

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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" for St. Clair Funds, Inc. Munder Institutional Short Term Treasury Fund (one of the six funds comprising the Munder Institutional Funds) in the Munder Institutional Short Term Treasury Fund Prospectus and "Independent Auditors" and "Financial Statements" in the St. Clair Funds, Inc. Munder Institutional Short Term Treasury Fund Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 36 to the Registration Statement (Form N-1A, No. 002-91373) of our report dated February 13, 2002 on the financial statements and financial highlights of St. Clair Funds, Inc. Munder Institutional Short Term Treasury Fund Annual Report, dated December 31, 2001.

                                                               /s/ Ernst & Young

Boston, Massachusetts
April 25, 2002

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" for St. Clair Funds, Inc. Liquidity Plus Money Market Fund in the Liquidity Plus Money Market Fund Prospectus and "Independent Auditors" and "Financial Statements" in the St. Clair Funds, Inc. Liquidity Plus Money Market Fund Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 36 to the Registration Statement (Form N-1A, No. 002-91373) of our reports dated February 13, 2002 on the financial statements and financial highlights of St. Clair Funds, Inc. Liquidity Plus Money Market Fund Annual Report, dated December 31, 2001.

                                                               /s/ Ernst & Young

Boston, Massachusetts
April 25, 2002